Exhibit 10.3
EXECUTION COPY
AMENDED AND RESTATED U.S. INTELLECTUAL PROPERTY SECURITY AGREEMENT
This AMENDED AND RESTATED U.S. INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “U.S. IP Security Agreement”) dated as of October 14, 2011, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Bank of America, N.A. (“Bank of America”), as agent (the “Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).
WHEREAS, United Rentals (North America), Inc., a Delaware corporation (the “Company”), is party to a Credit Agreement dated as of June 9, 2008, with Bank of America, as Agent, United Rentals, Inc., a Delaware corporation (“Holdings”), the U.S. Subsidiary Borrowers, United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario (“URC”), United Rentals Financing Limited Partnership, a Delaware partnership (the “Specified Loan Borrower”), the other Guarantors and the lenders party thereto (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, as of the date hereof, the Existing Credit Agreement is being amended and restated, without constituting a novation, pursuant to an amended and restated Credit Agreement, dated as of even date herewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Company, the other U.S. Borrowers, URC as the Canadian Borrower, the Specified Loan Borrower, the Guarantors, Bank of America, N.A., as Agent, and the Lenders party thereto; terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement;
WHEREAS, in connection with the Existing Credit Agreement, each Grantor (and certain other grantors party thereto) entered into a U.S. Intellectual Property Security Agreement, dated as of June 9, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing U.S. IP Security Agreement”);
WHEREAS, as a condition precedent to the amendment and restatement of the Existing Credit Agreement by the entering into of the Credit Agreement, the maintaining and making of the Loans, the issuance of Letters of Credit by any Letter of Credit Issuer and Lenders’ and their Affiliates willingness to extend other financial accommodations under the Credit Agreement, each Grantor has executed and delivered that certain Amended and Restated U.S. Security Agreement dated as of October 14, 2011 made by the Grantors, certain other parties and the Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “U.S. Security Agreement”);
WHEREAS, under the terms of the U.S. Security Agreement, the Grantors have granted to the Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this U.S. IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and, to the extent agreed upon and applicable, other foreign governmental authorities;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees that the Existing U.S. IP Security Agreement shall be amended and restated as follows:
SECTION 1. Grant of Security. Each Grantor hereby grants to the Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):
(A) the patents and patent applications set forth in Schedule A hereto (the “Patents”);
(B) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);
(C) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications set forth in Schedule C hereto (the “Copyrights”);
(D) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, and, to the extent applicable, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;
(E) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and
(F) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.
SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this U.S. IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this U.S. IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and, to the extent agreed upon and applicable, any other applicable government office, record this U.S. IP Security Agreement.
SECTION 4. Execution in Counterparts. This U.S. IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
SECTION 5. Grants, Rights and Remedies. This U.S. IP Security Agreement has been entered into in conjunction with the provisions of the Amended and Restated U.S. Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Agent with respect to the Collateral are more fully set forth in the Amended and Restated U.S. Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.
SECTION 6. Additional Grantors. Upon the execution and delivery by any Person of an intellectual property security agreement supplement in substantially the form of Exhibit A hereto (each a “IP Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such IP Security Agreement Supplement.
SECTION 7. Governing Law. This U.S. IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8. Amendment and Restatement. On the date hereof, the Existing U.S. IP Security Agreement is hereby amended, restated and superseded in its entirety by this U.S. IP Security Agreement. The parties hereto acknowledge and agree that (i) this U.S. IP Security Agreement and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined under the Existing Credit Agreement) or any of the other Loan Documents; (ii) such “Obligations” are in all respects continuing (as amended and restated on the date hereof); and (iii) the security interests, Lien and pledge granted under the Existing U.S. IP Security Agreement and the other Loan Documents are in all respects continuing and in full force and effect and are hereby fully ratified and affirmed in favor of the Agent, for the benefit of the Secured Parties. Without limiting the foregoing, each of the Grantors hereby fully and unconditionally ratifies and affirms this U.S. IP Security Agreement and agrees that all security interests, Liens and pledges granted hereunder and under the Existing U.S. IP Security Agreement shall from and after the date hereof secure all Obligations hereunder and under the other Loan Documents.
[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS: UNITED RENTALS, INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

UNITED RENTALS (NORTH AMERICA), INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

UNITED RENTALS NORTHWEST, INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS FINANCING LIMITED PARTNERSHIP By its General Partner, United Rentals of Nova Scotia (No. 1), ULC
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 2), ULC
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

AGENT: BANK OF AMERICA, N.A., as Agent
By:	/s/ Cynthia G. Stannard
	Name:	Cynthia G. Stannard
	Title:	Senior Vice President

Solely for purposes of acknowledging Section 25 hereto:

INFOMANAGER INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS REALTY LLC By United Rentals (North America), Inc., as its Sole Member
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

WYNNE SYSTEMS, INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

EXECUTION COPY
SCHEDULE A
PATENTS
None

SCHEDULE B
Trademarks

							Next
	App	Reg			File	Reg	Renew
Trademark	Number	Number	Status	Country	Date	Date	Date	Class	Owner
THE RIGHT EQUIPMENT. RIGHT NOW!	75/921,932	2419254	Registered	United States of America	17-Feb-2000	09-Jan-2001	09-Jan-2021	035, 042	UNITED RENTALS, INC.
THE UNDERGROUND EQUIPMENT SPECIALIST	75/756,944	2410275	Registered	United States of America	21-Jul-1999	05-Dec-2000	05-Dec-2020	37	UNITED RENTALS, INC.
UNITED RENTALS	75/445,513	2476091	Registered	United States of America	05-Mar-1998	07-Aug-2001	07-Aug-2021	035, 037, 042	UNITED RENTALS, INC.
UNITED RENTALS MISCELLANEOUS DESIGN	75/449,210	2,406,720	Registered	United States of America	12-Mar-1998	12-Nov-2000	12-Nov-2020	035, 037, 042	UNITED RENTALS, INC.
URDATA	76/011015	2497914	Registered	United States of America	24-Mar-2000	16-Oct-2001	16-Oct-2021	35	UNITED RENTALS, INC.
GOT TOOLS?	78/401,442	3,034,458	Registered	United States of America	14-Apr-2004	27-Dec-2005	27-Dec-2015	Int’l Cl. 37	URNA (ASSIGNMENT TO URI PENDING)
ALL THE RIGHT TOOLS	76/376,777	3,069,631	Registered	United States of America	28-Feb-2002	21-Mar-2006	21-Mar-2016	Int’l Cl. 37	URNA (ASSIGNMENT TO URI PENDING)
THE TOOLS TO SATISFY	78/622,914	3,085,242	Registered	United States of America	04-May-2005	25-Apr-2006	25-Apr-2016	Int’l Cl. 37	URNA (ASSIGNMENT TO URI PENDING)
LEASCO	76/376,463	2,921,928	Registered	United States of America	28-Feb-2002	28-Feb-2002	01-Feb-2015	Int’l Cl. 37	URNA (ASSIGNMENT TO URI PENDING)
US RENTALS & DESIGN	74141973	1735268	Registered	United States of America	25-Feb-1991	24-Nov. 1992		Int’l CL 37, 39	UNITED RENTALS (NORTH AMERICA) INC.
UNITED GUARD	85342236	N/A	Pending	United States of America	9-June-2001	N/A	N/A	Int’l CL 36	UNITED RENTALS, INC.
UNITED RENTALS & DESIGN	853319031	N/A	Pending	United States of America	6-June-2011	N/A	N/A	Int’l CL 35, 17, 42	UNITED RENTALS, INC.
VERTICADE	76141032	2613339	Registered	United States of America	4-Oct-2000	27-Aug.-2002		Int’l CL 9	UNITED RENTALS, INC.

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SCHEDULE C
Copyrights
None

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